UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

GENESIS BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53127 (Commission File Number)	75-3254381 (IRS Employer Identification No.)

1601 N. Sepulveda Blvd., #632 Manhattan Beach, California (Address of principal executive offices)	90266 (Zip Code)

Registrant’s telephone number, including area code: (866) 963-2220

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 17, 2010, Genesis Biopharma, Inc. (the “Company”) closed a private placement offering pursuant to which it entered into Private Placement Subscription Agreements (the “Subscription Agreements”) with accredited investors providing for the issuance and sale, for an aggregate purchase price of $700,000.50, of (i) an aggregate of 933,341 shares of the Company’s common stock (the “Shares”), (ii) Series A Common Stock Purchase Warrants (the “Series A Warrants”) to purchase an aggregate of 466,674 shares of the Company’s common stock at an exercise price of $1.00 per share and (iii) Series B Common Stock Purchase Warrants (together with the Series A Warrants, the “Warrants”) to purchase an aggregate of 466,674 shares of the Company’s common stock at an exercise price of $1.25 per share. The Subscription Agreements granted the investors “piggy-back” registration rights with respect to the Shares and the common stock underlying the Warrants, pursuant to which the Company agreed, with specified exceptions, to register the Shares and the common stock underlying the Warrants in the event the Company determines to register its common stock with the Securities and Exchange Commission.

The foregoing description of the Subscription Agreements and the Warrants does not purport to be complete and is qualified in its entirety by the form of Subscription Agreement attached hereto as Exhibit 10.1 and the forms of Warrants attached hereto as Exhibits 4.1 and 4.2, each of which is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference. The common stock and warrants issued in connection with the Subscription Agreements were issued in reliance on the exemptions from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Regulation S and Rule 506 of Regulation D promulgated thereunder.  Each purchaser represented to the Company that such purchaser was an “accredited investor” as such term is defined under Regulation D, and the offering did not involve any form of general solicitation or general advertising. Each issuance made in reliance on Regulation S was made in an offshore transaction without directed selling efforts in the United States and otherwise in compliance with Regulation S.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

EXHIBIT NO.	DESCRIPTION
4.1	Form of Series A Common Stock Purchase Warrant
4.2	Form of Series B Common Stock Purchase Warrant
10.1	Form of Private Placement Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS BIOPHARMA, INC.

	By:	/s/ Robert Brooke
Robert Brooke
Dated: September 23, 2010	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
4.1	Form of Series A Common Stock Purchase Warrant
4.2	Form of Series B Common Stock Purchase Warrant
10.1	Form of Private Placement Subscription Agreement